                                    PART A
                     INFORMATION REQUIRED IN A PROSPECTUS

[GRAPHIC OMITTED]        Investing
EATON VANCE              for the
----------------         21st
     MUTUAL FUNDS        Century

                       Eaton Vance Balanced Fund
                    Eaton Vance Growth & Income Fund
                   Eaton Vance Special Equities  Fund
                       Eaton Vance Utilities Fund

EATON VANCE BALANCED FUND ("Balanced Fund") is a mutual fund seeking to provide current income and long-term growth of capital.

EATON VANCE GROWTH & INCOME FUND ("Growth & Income Fund") is a mutual fund seeking growth of principal and income.

EATON VANCE SPECIAL EQUITIES FUND ("Special Equities Fund") is a mutual fund seeking growth of capital.

EATON VANCE UTILITIES FUND ("Utilities Fund") is a mutual fund seeking high total return from relatively predictable income in conjunction with capital appreciation, consistent with prudent management and preservation of capital.

Each Fund invests its assets in a corresponding diversified open-end investment company (a "Portfolio") having the same investment objective as the Fund, rather than by directly investing in and managing its own portfolio of securities. Each Fund is a series of Eaton Vance Special Investment Trust (the "Trust").

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING FLUCTUATIONS IN VALUE AND THE POSSIBLE LOSS OF SOME OR ALL OF THE PRINCIPAL INVESTMENT.

This combined Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A combined Statement of Additional Information dated May 1, 1998 for the Funds, as supplemented from time to time, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated herein by reference. This Statement of Additional Information is available without charge from the Funds' principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter") (telephone (800) 225-6265). Boston Management and Research (the "Investment Adviser"), a wholly-owned subsidiary of Eaton Vance Management, serves as each Portfolio's investment adviser and Eaton Vance Management is each Fund's administrator (the "Administrator"). The offices of the Principal Underwriter, Investment Adviser and Administrator are located at 24 Federal Street, Boston, MA 02110.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
   REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

                                                       Page                                                     Page
----------------------------------------------------------------------------------------------------------------------

Shareholder and Fund Expenses                             2  How to Buy Shares                                    15
The Funds' Financial Highlights                           4  How to Redeem Shares                                 17
The Funds' Investment Objectives                          8  Reports to Shareholders                              18
Investment Policies and Risks                             8  The Lifetime Investing Account/Distribution Options  18
Organization of the Funds and the Portfolios             11  The Eaton Vance Exchange Privilege                   19
Management of the Funds and the Portfolios               12  Eaton Vance Shareholder Services                     20
Distribution and Service Plans                           14  Distributions and Taxes                              21
Valuing Shares                                           15  Performance Information                              21

----------------------------------------------------------------------------------------------------------------------

                         Prospectus dated May 1, 1998

SHAREHOLDER AND FUND EXPENSES
SHAREHOLDER TRANSACTION EXPENSES
                                              Class A      Class B    Class C
                                              Shares       Shares     Shares
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)          5.75%        None       None
Sales Charge Imposed on Reinvested
Distributions                                  None         None       None
Fees to Exchange Shares                        None         None       None
Maximum Contingent Deferred Sales Charge       None         5.00%      1.00%

Annual Fund and Allocated Portfolio Operating Expenses (as a percentage of average daily net assets)
                                            Rule 12b-1
                            Investment     Distribution                Total
                             Adviser          and/or        Other    Operating
                               Fees        Service Fees   Expenses   Expenses
--------------------------------------------------------------------------------
Balanced Fund
  Class A shares              0.63%            0.11%        0.24%      0.98%
  Class B shares              0.63             0.97         0.24       1.84
  Class C shares              0.63             1.00         0.24       1.87

Growth & Income Fund
  Class A shares              0.63%            0.13%        0.28%      1.04%
  Class B shares              0.63             0.98         0.28       1.89
  Class C shares              0.63             1.00         0.28       1.91

Special Equities Fund
  Class A shares              0.63%            0.11%        0.38%      1.12%
  Class B shares              0.63             0.93         0.38       1.94
  Class C shares              0.63             1.00         0.38       2.01

Utilities Fund
  Class A shares              0.65%            0.22%        0.27%      1.14%
  Class B shares              0.65             0.96         0.27       1.88
  Class C shares              0.65             1.00         0.27       1.92

    EXAMPLE
    An investor would pay the following expenses and, in the case of Class A shares, maximum initial sales charge, or, in the case of Class B and Class C shares, the applicable contingent deferred sales charge on a $1,000 investment, assuming (a) 5% annual return and (b) redemption at the end of each period (and, for Class B and Class C shares, no redemption):

                              1 Year          3 Years      5 Years   10 Years
--------------------------------------------------------------------------------
Balanced Fund
  Class A shares               $67             $ 87         $109       $171
  Class B shares                69               98          120        216
  Class B shares (no
   redemption)                  19               58          100        216
  Class C shares                29               59          101        219
  Class C shares (no
   redemption)                  19               59          101        219

Growth & Income Fund
  Class A shares               $67             $ 89         $112       $177
  Class B shares                69               99          122        221
  Class B shares (no
   redemption)                  19               59          102        221
  Class C shares                29               60          103        223
  Class C shares (no
   redemption)                  19               60          103        223

Special Equities Fund
  Class A shares               $68             $ 91         $116       $186
  Class B shares                70              101          125        226
  Class B shares (no
   redemption)                  20               61          105        226
  Class C shares                30               63          108        234
  Class C shares (no
   redemption)                  20               63          108        234

                              1 Year          3 Years      5 Years   10 Years
--------------------------------------------------------------------------------
Utilities Fund

  Class A shares               $68             $ 92         $117       $188
  Class B shares                69               99          122        220
  Class B shares (no
   redemption)                  19               59          102        220
  Class C shares                29               60          104        224
  Class C shares (no
   redemption)                  19               60          104        224

NOTES: The table and Example summarize the aggregate expenses of the Portfolios and each Class of shares of the Funds and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in a Fund. Information for Class A shares is based on the most recent fiscal year. Information for Class B and C shares is estimated based upon the most recent fiscal year of its predecessor fund adjusted for the multiple-class structure.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Federal regulations require the Example to assume a 5% annual return, but actual return will vary. Long-term shareholders in Class B and Class C shares pay more than the economic equivalent of the maximum front-end sales charge permitted by a rule of the National Association of Securities Dealers, Inc. For further information regarding the expenses of both the Funds and the Portfolios see "The Funds" Financial Highlights," "Management of the Funds and the Portfolios," "Distribution and Service Plans" and "How to Redeem Shares."

Each Fund offers multiple classes of shares. Class A shares are sold subject to a sales charge imposed at the time of purchase. No sales charge is payable at the time of purchase on investments in Class A shares of $1 million or more. However, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such investments in the event of certain redemptions within 12 months of purchase. Class B shares are sold subject to a declining CDSC (5% maximum) if redeemed within six years of purchase and Class C shares are sold subject to a 1% CDSC if redeemed within one year of purchase. The CDSC does not apply in certain circumstances. See "How to Buy Shares" and "How to Redeem Shares."

Each Fund invests exclusively in its corresponding Portfolio. Other investors with different distribution arrangements and fees may invest in the Portfolios in the future. See "Organization of the Funds and the Portfolios."

THE FUNDS' FINANCIAL HIGHLIGHTS
The following information should be read in conjunction with the audited financial statements that appear in the Funds' annual reports to shareholders. The Funds' financial statements have been audited by Coopers & Lybrand L.L.P., independent accountants, as experts in accounting and auditing. The financial statements and the report of independent accountants are incorporated by reference into the Statement of Additional Information. The Financial Highlights for Balanced Fund, Growth & Income Fund, Special Equities Fund and Utilities Fund for each of the four years in the periods ended January 31, 1992, December 31, 1991, December 31, 1991 and December 31, 1991,
respectively, presented here, were audited by other auditors whose reports dated March 2, 1992, January 21, 1992, January 21, 1992 and February 7, 1992, respectively, expressed an unqualified opinion on such financial highlights. Further information regarding the performance of a Fund is contained in its annual report to shareholders which may be obtained without charge by contacting the Principal Underwriter. The financial information for each of the periods presented in the Funds' Financial Highlights is for a Fund prior to reclassification as a separate Class of shares on January 1, 1998. Information for the new Classes of shares is not presented because these classes did not exist prior to January 1, 1998. The Financial Highlights for Class B and Class C shares will differ from the Financial Highlights for Class A shares due to the different fees imposed on Class A shares.

                                                             Balanced Fund (Class A Shares)
                    -------------------------------------------------------------------------------------------------------------
                         Year Ended December 31,                                  Year Ended January 31,
                    --------------------------------   --------------------------------------------------------------------------
                         1997       1996      1995*       1995       1994       1993      1992+      1991+      1990+      1989+
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of
 period               $  8.090   $  8.150   $  6.840   $  7.600   $  7.390   $  7.500   $  7.060   $  7.180   $  7.330   $  6.940
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Income (loss)
 from operations:
  Net investment
   income             $  0.208   $  0.254   $  0.254   $  0.283   $  0.217   $  0.342   $  0.364   $  0.417   $  0.427   $  0.390
  Net realized and
   unrealized gain
   (loss) on
   investments           1.492      0.821      1.641     (0.623)     0.833      0.318      0.736      0.103      0.303      0.500
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
    Total income
     (loss) from
     operations       $  1.700   $  1.075   $  1.895   $ (0.340)  $  1.050   $  0.660   $  1.100   $  0.520   $  0.730   $  0.890
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Less distributions:
  From net investment
   investment income  $ (0.200)  $ (0.254)  $ (0.248)  $ (0.275)  $ (0.307)  $ (0.360)  $ (0.360)  $ (0.430)  $ (0.420)  $ (0.370)
  In excess of net
   investment
   income(3)                --     (0.001)        --         --     (0.008)        --         --         --         --         --
  From realized gain
    on investments      (0.890)    (0.880)    (0.337)    (0.145)    (0.525)    (0.410)    (0.300)    (0.198)    (0.460)    (0.130)
  From paid in
    capital                 --         --         --         --         --         --         --     (0.012)        --         --
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
    Total
     distributions    $ (1.090)  $ (1.135)  $ (0.585)  $ (0.420)  $ (0.840)  $ (0.770)  $ (0.660)   $(0.640)  $ (0.880)  $ (0.500)
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net asset value, end
 of period            $  8.700   $  8.090   $  8.150   $  6.840   $  7.600   $  7.390   $  7.500   $  7.060   $  7.180   $  7.330
                      ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
Total Return(2)         21.60%     13.61%     28.36%    (4.45)%     15.13%      9.30%     16.26%      7.78%     10.27%     13.40%
  Ratios/Supplemental Data:
  Net assets, end of
    period
    (000's omitted)   $263,730   $240,217   $236,870   $200,419   $227,402   $212,545   $210,197   $198,066   $204,030   $209,544
  Ratio of net
    expenses to
    average daily
    net assets**         0.97%      0.93%      0.95%++    0.91%      0.90%      0.89%      0.86%      0.89%      0.92%      0.93%
  Ratio of net
    investment
    income to
    average daily
    net assets           2.35%      3.03%      3.60%++    4.05%      4.07%      4.62%      4.96%      5.99%      5.73%      5.54%
Portfolio Turnover
 of the Fund***             --         --         --         --        44%        32%        51%        66%        56%        53%
Portfolio Turnover
 of the Portfolio***       37%        64%        47%        28%        15%         --         --         --         --         --
                                                                                                         (See footnotes on page 7)


                                                        Growth & Income Fund (Class A Shares)
                      ----------------------------------------------------------------------------------------------------------
                                                               Year Ended December 31,
                      ----------------------------------------------------------------------------------------------------------
                            1997         1996       1995      1994      1993      1992       1991+     1990+     1989+     1988+
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of year     $  13.560    $  12.760    $10.900   $12.490   $13.480   $14.030   $13.070   $14.710   $12.690   $12.240
                        ---------    ---------    -------   -------   -------   -------   -------   -------   -------   -------
Income (loss) from investment operations:
  Net investment
   income               $   0.163    $   0.228    $ 0.250   $ 0.250   $ 0.270+++$ 0.312   $ 0.449   $ 0.564   $ 0.525   $ 0.475
  Net realized and
   unrealized gain
   (loss) on
   investments              3.827        2.272      3.255    (0.765)    0.270+++  0.658     2.191    (0.504)    3.035     1.325
                        ---------    ---------    -------   -------   -------   -------   -------   -------   -------  -------
     Total income
      (loss) from
      investment
      operations        $   3.990    $   2.500    $ 3.505   $(0.515)  $ 0.540   $ 0.970   $ 2.640   $ 0.060   $ 3.560   $ 1.800
                        ---------    ---------    -------   -------   -------   -------   -------   -------   -------  -------
 Less distributions:
  From net investment
   income               $  (0.170)   $  (0.220)   $(0.251)  $(0.250)  $(0.270)  $(0.320)  $(0.460)  $(0.630)  $(0.500)  $(0.450)
  From net realized
   gain on
   investments             (3.602)      (1.480)    (1.394)   (0.765)   (1.260)   (1.200)   (1.220)   (1.070)   (1.040)   (0.900)
  In excess of net
   realized gain on
   investments(3)          (0.018)          --         --    (0.060)       --        --        --        --        --        --
                        ---------    ---------    -------   -------   -------   -------   -------   -------   -------   -------
     Total
      distributions     $  (3.790)   $  (1.700)   $ (1.645) $(1.075)  $(1.530)  $(1.520)  $(1.680)  $(1.700)  $(1.540)  $(1.350)
                        ---------    ---------    --------   -------   -------   -------   -------   -------   -------   -------
Net asset value, end
 of year                $  13.760    $  13.560    $12.760   $10.900   $12.490   $13.480   $14.030   $13.070   $14.710   $12.690
                        =========    =========    =======   =======   =======   =======   =======   =======   =======   =======
Total Return(2)            30.93%       20.20%     32.77%   (4.12)%     4.19%     6.93%    21.45%     0.59%    28.92%    15.01%
Ratios/Supplemental Data:
 Net assets, end of
  year (000's
  omitted)              $ 124,569    $ 106,775    $99,375   $84,299   $97,513   $91,299   $91,844   $80,642   $89,809   $76,761
 Ratio of expenses to
  average daily net
  assets**                  1.04%        1.00%      1.04%+++  0.98%     0.96%     0.92%     0.94%     0.99%     0.90%     0.96%
 Ratio of net
  investment income
  to average daily
  net assets                1.07%        1.70%      2.02%+++  2.09%     2.01%     2.29%     3.23%     4.02%     3.66%     3.64%
Portfolio Turnover of
 the Fund***                   --           --         --       66%      105%       59%       42%       42%       14%       29%
Portfolio Turnover of
 the Portfolio***             93%         114%       108%       28%        --        --        --        --        --        --

                                                                                                       (See footnotes on page 7)

THE FUNDS' FINANCIAL HIGHLIGHTS (continued)

                                                         Special Equities Fund (Class A Shares)
                        ---------------------------------------------------------------------------------------------------------
                                                                 Year Ended December 31,
                        ---------------------------------------------------------------------------------------------------------
                            1997        1996        1995      1994      1993      1992      1991+     1990+     1989+     1988+
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period   $  8.950     $   7.980    $ 6.880   $ 8.430   $ 8.990   $ 9.520   $ 6.810   $ 7.050   $ 6.080   $ 5.470
                        --------     ---------    -------   -------   -------   -------   -------   -------   -------   -------
Income (loss) from operations:
  Net investment
   income (loss)        $  (0.032)   $  (0.009)   $(0.009)  $(0.013)  $(0.018)  $ 0.006   $ 0.004   $ 0.033   $ 0.032   $ 0.050
  Net realized and
    unrealized gain
    (loss) on
    investments             0.922        1.874      1.599    (0.807)    0.108     0.239     3.776     0.130     1.382     0.560
                        ---------    ---------    -------   -------   -------   -------   -------   -------   -------   -------
      Total income
       (loss) from
       operations       $   0.890    $   1.865    $ 1.590   $(0.820)  $ 0.090   $ 0.245   $ 3.780   $ 0.163   $ 1.414   $ 0.610
                        ---------    ---------    -------   -------   -------   -------   -------   -------   -------   -------
Less distributions:
  From net realized
    gain on
    investments         $ (2.706)    $  (0.895)   $(0.490)  $(0.727)  $(0.650)  $(0.775)  $(1.070)  $(0.403)  $(0.444)       --
  In excess of net
    realized gain on
    investments(3)         (0.144)          --         --        --        --        --        --        --        --        --
  From tax return of
    capital                    --           --         --    (0.003)       --        --        --        --        --        --
                        ---------    ---------   --------   -------   -------   -------   -------   -------   -------   -------
      Total
       distributions    $  (2.850)   $  (0.895)   $ 0.490)  $(0.730)  $(0.650)  $(0.775)  $(1.070)  $(0.403)  $(0.444)       --
                        ---------    ---------    -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, end
  of period             $   6.990    $   8.950    $ 7.980   $ 6.880   $ 8.430   $ 8.990   $ 9.520   $ 6.810   $ 7.050   $ 6.080
                        =========    =========    =======   =======   =======   =======   =======   =======   =======   =======
Total Return(2)            14.18%       23.76%     23.31%     (9.60)%   1.14%     2.71%    57.33%     2.50%    23.57%    11.21%
Ratios/Supplemental Data:
  Net assets, end of
    period (000's
    omitted)            $  73,144    $  76,999    $70,456   $63,852   $78,132   $76,544   $77,324   $50,094   $53,488   $34,231
  Ratio of expenses to
    average daily net
    assets**                1.12%        1.04%      1.08%     1.02%     1.01%     0.96%     0.94%     1.06%     1.22%     1.24%
  Ratio of net
    investment income
    (loss) to average
    daily net assets        (0.46)%      (0.10)%    (0.12)%   (0.17)%   (0.30)%    0.07%     0.05%     0.48%     0.45%     0.87%
Portfolio Turnover of
  the Fund***                  --           --         --       37%       73%       48%       41%       47%       57%       33%
Portfolio Turnover of
  the Portfolio***            156%         91%        81%       19%        --        --        --        --        --        --

                                                                                                       (See footnotes on page 7)

                                                            Utilities Fund (Class A Shares)
                        ----------------------------------------------------------------------------------------------------------
                                                                  Year Ended December 31,
                        ----------------------------------------------------------------------------------------------------------
                         1997       1996          1995       1994       1993        1992      1991+     1990+     1989+      1988+
----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of year     $  8.7700    $  9.1300     $7.6300   $9.1400   $9.3600    $ 9.7500  $ 9.0700  $ 9.9400   $7.9200   $7.6000
                        ---------    ---------     -------   -------   -------    --------  --------   -------   -------   -------
Income (loss) from operations:
  Net investment
   income               $   0.409    $  0.6260    $ 0.5235  $ 0.5458  $ 0.3626    $ 0.5113  $ 0.5204  $$0.5026  $ 0.5202  $ 0.5400
   Net realized and
   unrealized gain
   (loss) on
   investments              0.887      (0.0140)++++ 1.5195   (1.6678)   0.5524      0.0937    1.4896   (0.5226)   2.0498    0.3500
                        ---------    ---------    --------  --------  --------    --------  --------  --------  --------  --------
      Total income
       (loss) from
       operations       $   1.296    $  0.6120    $ 2.0430  $(1.1220) $ 0.9150    $ 0.6050  $ 2.0100  $(0.0200) $ 2.5700  $ 0.8900
Less distributions:
  From net
   investment income       (0.331)     (0.5220)    (0.3641)  (0.3880)  (0.4650)    (0.5200)  (0.5200)  (0.5500)  (0.5500)  (0.5200)
  In excess of net
   investment
   income(3)                   --           --     (0.0389)       --        --          --        --        --        --        --
  From net realized
   gain on investments     (1.243)     (0.4500)    (0.0775)       --   (0.6544)    (0.4750)  (0.8100)  (0.3000)       --   (0.0500)
  In excess of net
   realized gain on
   investments(3)          (0.042)          --     (0.0625)       --   (0.0156)         --        --        --        --        --
                        ---------    ---------    --------  --------  --------    --------   -------  --------  --------  --------
      Total
       distributions    $  (1.616)   $ (0.9720)   $(0.5430) $(0.3880) $(1.1350)   $(0.9950) $(1.3300) $(0.8500) $(0.5500) $(0.5700)
                        ---------    ---------    --------  --------  --------    --------  --------  --------  --------  --------
Net asset value, end
 of year                $   8.450    $  8.7700    $ 9.1300  $ 7.6300  $ 9.1400    $ 9.3600  $ 9.7500  $ 9.0700  $ 9.9400  $ 7.9200
Total Return(2)             16.18%        7.00%      27.52%   (12.28)%    9.49%       6.60%    23.61%     0.15%    33.46%    11.94%
Ratios/Supplemental
  Data:
  Net assets, end of
    year (000's
    omitted)            $ 370,457    $ 401,974    $457,879  $445,133  $629,514    $564,912  $545,731  $491,253  $536,954  $472,774
  Ratio of interest
    expense to
    average daily
    net assets**               --           --          --        --      0.20%       0.29%     0.38%     0.08%     0.17%     0.03%
  Ratio of other
    expenses to
    average daily
    net assets**             1.13%        1.23%       1.19%     1.18%     1.11%       1.10%     1.13%     1.19%     1.15%     1.17%
  Ratio of net
    investment
    income to
    average daily
    net assets               4.06%        5.59%       4.49%     4.90%     4.64%       5.43%     5.60%     5.49%     5.90%     6.81%
Portfolio Turnover
  of the Fund***               --           --          --        --        63%         54%       69%       52%       60%       78%
Portfolio Turnover
  of the Portfolio***         169%         166%        103%      107%       16%         --        --        --        --        --
Leverage Analysis:(1)
  Amount of debt
    outstanding at
    end of period
    (000's omitted)            --           --          --        --        --    $ 47,045  $ 56,370        --  $ 15,000        --
  Average daily
    balance of debt
    outstanding
    during period
    (000's omitted)            --           --          --        --  $ 29,906(1)   27,764  $ 25,901  $  3,793  $  6,364  $  2,965
  Average weekly
    balance of
    shares
    outstanding
    during period
    (000's omitted)            --           --          --        --  $ 61,377(1)   57,280  $ 53,281  $ 53,078  $ 55,398  $ 64,459
  Average amount of
    debt per share
    during period              --           --          --        --  $ 0.487(1)$    0.485  $  0.486  $  0.071  $  0.115  $  0.046

   *  For the eleven-month period ended December 31, 1995.
  **  Includes the Fund's share of the Portfolio's allocated expenses for the periods since the Fund transferred its assets to the Portfolio (October 28, 1993 for Balanced Fund and Utilities Fund, and August 1, 1994 for Special Equities Fund and
      Growth & Income Fund).
 ***  Portfolio Turnover of the Fund represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The Portfolio Turnover of the Portfolio represents the period when a Fund began investing in the Portfolio as follows: October 23, 1993 for the Balanced and Utilities Funds; and August 1, 1994 for
      the Special Equities and Growth & Income Funds.
   +  Audited by previous auditors.
  ++  Computed on an annualized basis.
 +++  Computed on an average share basis.
++++  The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
 (1)  The Leverage Analysis is for the period January 1 to October 27, 1993 when the Fund transferred the line of credit to the
      Portfolio. The analysis for the years ended December 31, 1995 and 1994 and the period from October 28, 1993 to
      December 31, 1993 is shown in the Portfolio's financial statements, which are included in the Fund's annual report.
 (2)  Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Distributions, if any, are assumed to be reinvested at the net asset value on the ex-dividend date. Total return is calculated on a non-annualized basis.
 (3)  Distributions from paid-in capital for the years ended September 30, 1986 through 1992 have been restated to conform with the treatment permitted under current financial reporting standards. During the year ended December 31, 1993, the Fund adopted the Statement of Position (SOP) 93-2: Determination, Disclosure and Financial Statement Presentation of Income,
      Capital Gain, and Return of Capital Distribution by Investment Companies. The SOP requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits that result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

THE FUNDS' INVESTMENT OBJECTIVES
BALANCED FUND'S INVESTMENT OBJECTIVES ARE TO PROVIDE CURRENT INCOME AND LONG-TERM GROWTH OF CAPITAL. Balanced Fund currently seeks to meet its investment objective by investing its assets in Balanced Portfolio, a separate registered investment company which has the same investment objective and policies.

GROWTH & INCOME FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE GROWTH OF PRINCIPAL AND INCOME FOR ITS SHAREHOLDERS. Growth & Income Fund currently seeks to meet its investment objective by investing its assets in Growth & Income Portfolio, a separate registered investment company which has the same investment objective and policies.

SPECIAL EQUITIES FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE GROWTH OF CAPITAL. Special Equities Fund currently seeks to meet its investment objective by investing its assets in Special Investment Portfolio, a separate registered investment company which has the same investment objective and policies.

UTILITIES FUND'S INVESTMENT OBJECTIVE IS TO SEEK FOR ITS SHAREHOLDERS A HIGH LEVEL OF TOTAL RETURN, CONSISTING OF RELATIVELY PREDICTABLE INCOME IN CONJUNCTION WITH CAPITAL APPRECIATION, CONSISTENT WITH PRUDENT MANAGEMENT AND PRESERVATION OF CAPITAL. Utilities Fund currently seeks to meet its investment objective by investing its assets in Utilities Portfolio, a separate registered investment company which has the same investment objective and policies.

No Fund can assure achievement of its investment objective. No Fund is intended to be a complete investment program, and prospective investors should take into account their objectives and other investments when considering the purchase of Fund shares.

INVESTMENT POLICIES AND RISKS

BALANCED PORTFOLIO. It is Balanced Portfolio's current policy that investments in equity securities will generally not exceed 75% nor be less than 25% of the Portfolio's net assets. The policy of Balanced Portfolio is to invest in a broadly diversified list of seasoned securities representing a number of different industries. The Portfolio's management will place emphasis on equity securities considered to be of high or improving quality. It is the policy of Balanced Portfolio not to concentrate its investments in any particular industry or group of industries. Electric utility companies, gas utility companies, natural gas producing companies, transmission companies, telephone companies and water works companies will for the purpose of this policy be considered separate industries. Balanced Portfolio may not invest more than 25% of the value of its total assets at the time of acquisition in any one industry, with public utility companies, as segregated above, being considered separate industries. The policies set forth in this paragraph are fundamental policies of both Balanced Fund and Balanced Portfolio and may not be changed unless authorized by a vote of the shareholders of the Fund and the investors in the Portfolio.

Balanced Portfolio will also invest in fixed-income securities such as preferred stocks, bonds, debentures, notes or money market instruments in order to maintain a reasonable level of current income, preserve capital or create a buying reserve. The Portfolio may also invest in various kinds and types of debt securities from time to time, including without limitation, obligations issued, guaranteed or otherwise backed by U.S. Government agencies and instrumentalities, collateralized mortgage obligations and various other mortgage-backed securities, and other types of asset-backed obligations and collateralized securities. (Balanced Portfolio will not, however, invest in residual interests in real estate mortgage investment conduits.) The Portfolio currently limits its investments in lower quality debt securities to 5% or less of its assets.

Balanced Portfolio may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). A short sale against-the-box requires that the short seller absorb certain costs so long as the position is open. In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver appreciated stock to close the position if the borrowed stock is called in, causing a taxable gain to be recognized. No more than 20% of Balanced Portfolio's assets will be subject to short sales at any one time.

GROWTH & INCOME PORTFOLIO. To achieve Growth & Income Portfolio's objective, primary emphasis will be placed on common stocks of companies which appear to offer good prospects for increases in both earnings and dividends. Growth & Income Portfolio will invest primarily (i.e., at least 65% of its total assets during normal investment conditions) in equity securities (common and preferred stocks, and securities convertible into common stocks). The Portfolio's investments in convertible debt securities will be limited to 20% of net assets. The criteria for acquiring convertible debt are the same as those used for the common stock of the issuer and, accordingly, such investments may be of any credit quality (including below investment grade). Growth & Income Portfolio purchases securities primarily for investment, rather than with a view to realizing trading profits. Nevertheless, portfolio changes are made whenever considered advisable in the pursuit of the Portfolio's investment objective.

In seeking to achieve its investment objective, or to consolidate growth previously attained, Growth & Income Portfolio may from time to time purchase bonds, U.S. Government obligations and other securities. Bonds will constitute 5% or less of net assets and will be of investment grade quality (which are those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by either Standard & Poor's Rating Group ("S&P") or Fitch/IBCA ("Fitch") at the time of investment.

SPECIAL INVESTMENT PORTFOLIO. Special Investment Portfolio invests primarily in quality growth securities. Although there is no formula as to the percentage of assets that will be invested in any one type of security, the policy of Special Investment Portfolio is to invest primarily (i.e., at least 65% of its total assets during normal investment conditions) in equity securities, including common stocks and securities convertible into common stocks, of publicly-held companies combining characteristics of both growth and quality sought by the Portfolio. Any income received will be incidental to Special Investment Portfolio's objective of capital growth. The criteria for investments in convertible debt are the same as those used for the common stock of the issuer. Special Investment Portfolio may invest in companies that have market capitalizations of $250 million or less. Investment in the securities of such companies may involve greater relative risk due to their smaller size. From time to time, Special Investment Portfolio may also invest in bonds, notes and certificates of indebtedness if, in the Investment Adviser's judgment, such investments are consistent with the Portfolio's objective.

Realization of Special Investment Portfolio's objective will depend to a large extent on the accuracy of earnings projections, which are not subject to exact prediction. If, in the opinion of the Investment Adviser, market conditions are such that a more conservative approach to investments is deemed desirable, the Portfolio may temporarily make substantial investments in investment grade fixed-income obligations of all types and U.S. Government obligations, or in bonds, notes or other certificates of indebtedness.

In the view of the Investment Adviser, a growth security is an equity security of a company which has shown relative gains in earning power over a period of years substantially above that achieved by the economy as a whole and which, the Investment Adviser expects, will continue to show such gains. It is the intention of Special Investment Portfolio that its portfolio will be concentrated in securities of companies which, in the Investment Adviser's judgment, seem likely to double their earning power within a five-year period. To achieve this objective, a company would require minimum average annual compound rates of growth over such period of at least 15%. There is, of course, no assurance that the Investment Adviser will be successful in selecting securities of companies which meet these standards. In recommending portfolio investments on behalf of Special Investment Portfolio, the Investment Adviser will consider that the quality of a security depends upon the ability, motivation, depth and integrity of the issuer's management, the importance of the enterprise in its industry and the relative importance of the industry within the broad economic framework, the current financial strength of the enterprise in terms of ability to cushion adversity and to fund the expansion of activities, and the reliability of final demand characteristics for products or services. Special Investment Portfolio would generally expect to hold its securities until the Investment Adviser's judgment of the issuing company's prospects is altered and/or the price of the company's securities appears to over-discount prospective earnings progress as compared with other issues with similar characteristics.


UTILITIES PORTFOLIO. Utilities Portfolio seeks to achieve its objective by investing principally in dividend-paying common stocks with the potential to increase dividends in the future. Utilities Portfolio concentrates its investments in common stocks of utilities ("utility stocks"). "Utilities" are companies engaged in the manufacture, production, generation, transmission, sale and distribution of water, gas and electric energy, as well as companies engaged in the communications field, including telephone, telegraph, satellite, cable, microwave, radio-telephone, mobile communication and cellular paging, electronic mail, videotext and teletext. A company will be considered to be in the utilities industry if, during the most recent twelve- month period, at least 50% of the company's gross revenues, on a consolidated basis, are derived from the utilities industry. Under ordinary circumstances, at least 65% of the Portfolio's total assets will be invested in utility stocks. The Portfolio may also invest a significant portion of its assets in the securities of real estate investment trust ("REITs"), which are affected by conditions in the real estate industry, interest rate changes and, in the case of REITs investing in health care facilities, events affecting the health care industry.


In addition, Utilities Portfolio may invest in preferred stocks and may hold non-income-producing securities. Utilities Portfolio may also from time to time invest in fixed-income debt securities when the Investment Adviser believes that their total return potential is consistent with the objective of the Fund and the Portfolio. Utilities Portfolio may invest its cash reserves in high quality money market securities, which include securities of the U.S. Government and its agencies or instrumentalities maturing in one year or less, commercial paper, and bankers' acceptances and certificates of deposit of domestic banks or savings and loan associations having total assets of $1 billion or more. Utilities Portfolio may also invest in longer-term debt securities that at the time of purchase are rated Aaa, Aa or A by Moody's or AAA, AA or A by S&P, Fitch or Duff & Phelps, Inc. ("Duff"), or that at the time of purchase are issued, guaranteed, backed or secured by the U.S. Government or any of its agencies or instrumentalities. Utilities Portfolio currently intends to limit its investments in fixed-income debt securities to 20% or less of its net assets. Subject to such limitation, Utilities Portfolio may invest up to 10% of its net assets in fixed-income debt securities that at the time of purchase are rated investment grade or below investment grade.

In view of Utilities Portfolio's policy of concentrating its investments in utility stocks, an investment in shares of Utilities Fund should be made with an understanding of the characteristics of the utility industry and the potential risks of such an investment. Industry-wide problems include the effects of fluctuating economic conditions, energy conservation practices, environmental regulations, high capital expenditures, construction delays due to pollution control and environmental considerations, uncertainties as to fuel availability and costs, increased competition in deregulated sectors of the industry, and difficulties in obtaining timely and adequate rate relief from regulatory commissions. If applications for rate increases are not granted or are not acted upon promptly, the market prices of and dividend payments on utility stocks may be adversely affected. Utilities Portfolio's policy of concentrating in utility stocks is a fundamental policy and may not be changed unless authorized by an investor vote.

COMMON INVESTMENT POLICIES AND RISKS

DERIVATIVE INSTRUMENTS. Balanced Portfolio may purchase and sell exchange-traded futures contracts on stock indices and options thereon to hedge against fluctuations in securities prices or as a substitute for the purchase or sale of securities. Utilities Portfolio may purchase or sell various derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) to enhance return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. Utilities Portfolio's transactions in derivative instruments may include the purchase or sale of futures contracts on securities (such as U.S. Government securities), securities indices, other indices, other financial instruments or currencies; options on futures contracts; exchange-traded options on securities, indices or currencies; and forward foreign currency exchange contracts.

For income purposes, Growth & Income Portfolio may write (sell) covered exchange-traded call options on portfolio securities with respect to 25% of its net assets. Utilities Portfolio may write (sell) covered call and put options on securities, currencies and indices with respect to up to 50% of its net assets, as measured by the aggregate value of the securities underlying such written call and put options. If a written covered call option is exercised, the Portfolio will be unable to realize further price appreciation on the underlying securities and portfolio turnover will increase, resulting in higher brokerage costs. Utilities Portfolio may purchase call and put options on any securities in which it may invest or options on any securities index composed of securities in which it may invest. Utilities Portfolio does not intend to purchase an option on any security if, after such transaction, more than 5% of its net assets, as measured by the aggregate of all premiums paid for all such options it holds, would be so invested.

Forward contracts are individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency (or basket of currencies) for an agreed price at a future date, which may be any fixed number of days from the date of the contract. Utilities Portfolio may engage in cross-hedging by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the Investment Adviser determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies Utilities Portfolio's exposure to foreign currency exchange rate fluctuations. Utilities Portfolio may also use forward contracts to shift its exposure to foreign currency exchange rate changes from one currency to another.

Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed a Portfolio's initial investment in these instruments. In addition, a Portfolio may lose the entire premium paid for purchased options that expire before they can be profitably exercised. Transaction costs are incurred in opening and closing positions in derivative instruments. The use of derivatives are highly specialized activities that involve skills different from conducting ordinary portfolio securities transactions. Under regulations of the Commodity Futures Trading Commission, the use of futures transactions for nonhedging purposes is limited. There can be no assurance that the Investment Adviser's use of derivative instruments will be advantageous to a Portfolio.

FOREIGN SECURITIES. Balanced Portfolio and Utilities Portfolio may each invest up to 20% of their total assets, and Growth & Income Portfolio may invest up to 25% of its total assets, in foreign securities. Special Investment Portfolio is not limited in the amount of its assets that it may invest in foreign securities, although its investment in such securities is not currently expected to exceed 20% of total assets. Investing in such securities (including depository receipts) involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations. Foreign currency exchange rates may fluctuate significantly over short periods of time causing a Portfolio's net asset value to fluctuate as well. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions, custody fees and other costs of investing are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign issuers could be adversely affected by other factors not present in the United States including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, delays in settlements of transactions, less publicly-available financial and other information, armed conflict and potential difficulties in enforcing contractual obligations. In order to hedge against possible variations in foreign exchange rates pending the settlement of foreign securities transactions, each Portfolio may buy or sell foreign currencies. In addition, Utilities Portfolio may buy or sell foreign currency futures and options, and Balanced Portfolio and Utilities Portfolio may enter into forward foreign currency exchange contracts. Utilities Portfolio's investments in depository receipts traded on a U.S. exchange are not subject to the foregoing 20% limit.

ADDITIONAL RISK FACTORS. An investment in a Fund entails the risk that the principal value of Fund shares and any income earned thereon may not increase or may decline. The Portfolios' investments in equity securities are subject to the risk of adverse developments affecting particular companies or industries and the stock market generally. Investments in fixed-income securities are subject to the risk that the issuer may default on its obligations to pay principal and interest. The value of fixed-income securities tends to increase during periods of falling interest rates and to decline during periods of rising interest rates. By investing in a diversified portfolio of securities, each Portfolio seeks both to reduce the risks ordinarily inherent in holding one security or securities of a single issuer and to improve the prospects for possible growth by investing in a substantial number of prudently selected securities. Attainment of a Portfolio's objective cannot, of course, be assured since its asset value fluctuates with changes in the market value of its investments and dividends paid depend upon income received by the Portfolio.

Debt securities of below investment grade quality (commonly called "junk bonds") bear special risks. The lowest investment grade, lower rated and comparable unrated debt securities will have speculative characteristics in varying degrees. While such securities may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated securities are subject to the risk of an issuer's inability to meet principal and interest payments on the securities (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated and comparable unrated securities are also more likely to react to real or perceived developments affecting markets and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Lack of liquidity may make such securities difficult to value. During periods of deteriorating economic conditions and contraction in the credit markets, the ability of issuers of such securities to service their debt, meet projected goals or obtain additional financing may be impaired. A Portfolio may retain defaulted securities when such is considered desirable by the Investment Adviser. In the case of a defaulted security, a Portfolio may incur additional expenses seeking recovery of its investment. In the event the rating of a security held by a Portfolio is downgraded, the Investment Adviser will consider disposing of such security, but is not obligated to do so.

OTHER INFORMATION. The Funds and the Portfolios have adopted certain fundamental investment restrictions which are enumerated in the Statement of Additional Information and which may not be changed unless authorized by a shareholder vote and an interestholder vote, respectively. Except for such enumerated restrictions and as otherwise indicated in this Prospectus, the investment objective and policies of the Funds and the Portfolios are not fundamental and accordingly may be changed by the Trustees of the Trust and the Portfolios without obtaining the approval of the shareholders of the Funds or the interestholders in the Portfolios, as the case may be. The Trustees of the Trust have no present intention to change the objectives of the Funds and intend to submit any material change in the investment objective of a Fund to shareholders in advance for their approval. Each Portfolio may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.

ORGANIZATION OF THE FUNDS AND THE PORTFOLIOS
THE FUNDS ARE DIVERSIFIED SERIES OF EATON VANCE SPECIAL INVESTMENT TRUST, A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED MARCH 27, 1989, AS AMENDED. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Funds). The Trustees of the Trust have divided the shares of each Fund into multiple classes, including Class A, Class B and Class C shares. Each class represents an interest in a Fund, but is subject to different expenses, rights and privileges. See "Distribution and Service Plans" and "How to Buy Shares." The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges.

When issued and outstanding, the shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Shares." There are no annual meetings of shareholders, but special meetings may be held as required by law to elect Trustees and consider certain other matters. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of a Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that Class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of each Fund in its corresponding Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure may offer opportunities for growth in the assets of a Portfolio, may afford the potential for economies of scale for each Fund and over time may result in lower expenses for a Fund.

EACH PORTFOLIO IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK, AND INTENDS TO BE TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. In addition to selling an interest to its corresponding Fund, a Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in a Portfolio are not required to sell their shares at the same public offering price as the corresponding Fund due to variations in sales commissions and other operating expenses. Therefore, these differences may result in differences in returns experienced by investors in the various funds that invest in its corresponding Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. Information regarding other pooled investment entities or funds which invest in a Portfolio may be obtained by contacting the Principal Underwriter, 24 Federal Street, Boston, MA 02110, (617) 482-8260.

Whenever a Fund as an investor in a Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. A Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in a Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the corresponding Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

A Fund may withdraw (completely redeem) all its assets from its corresponding Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of that Fund to do so. In the event a Fund withdraws all of its assets from its corresponding Portfolio, or the Board of Trustees of the Trust determines that the investment objective of such Portfolio is no longer consistent with the investment objective of the Fund, the Trustees would consider what action might be taken, including investing the assets of such Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. A Fund's investment performance may be affected by a withdrawal of all its assets (or the assets of another investor in the Portfolio) from its corresponding Portfolio.

Although each Fund offers only its own shares of beneficial interest, it is possible that a Fund or class might become liable for a misstatement or omission in the Prospectus regarding another Fund or class because the Funds use this combined Prospectus. The Trustees of the Trust have considered this factor in approving the use of a combined Prospectus.

MANAGEMENT OF THE FUNDS AND THE PORTFOLIOS
EACH PORTFOLIO ENGAGES BOSTON MANAGEMENT AND RESEARCH ("BMR"), A WHOLLY-OWNED SUBSIDIARY OF EATON VANCE MANAGEMENT ("EATON VANCE"), AS ITS INVESTMENT ADVISER. EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931.

Acting under the general supervision of the Board of Trustees of each Portfolio, BMR manages the Portfolio's investments and affairs. BMR also furnishes for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio.

Under its investment advisory agreement with Balanced Portfolio, BMR receives a monthly advisory fee of 5/96 of 1% (equivalent to 0.625% annually) of the average daily net assets of Balanced Portfolio up to and including $300 million, and 1/24 of 1% (equivalent to 0.50% annually) of the average daily net assets over $300 million. For the fiscal year ended December 31, 1997, the Portfolio paid BMR advisory fees equivalent to 0.61% of Balanced Portfolio's average daily net assets for such year.

Under its investment advisory agreement with Growth & Income Portfolio and Special Investment Portfolio, BMR receives a monthly advisory fee of 5/96 of 1% (equivalent to 0.625% annually) of the average daily net assets of each such Portfolio. For the fiscal year ended December 31, 1997, Growth & Income Portfolio and Special Investment Portfolio paid BMR advisory fees equivalent to 0.625% of such Portfolio's average daily net assets for such year.

Under its investment advisory agreement with Utilities Portfolio, BMR is entitled to receive a monthly advisory fee of .0625% (equivalent to .75% annually) of the average daily net assets of the Portfolio up to $500 million, and .06875% of average daily net assets on net assets of $500 million and more, which fee is further reduced on assets of $1 billion and over. In February, 1997, the Trustees of Utilities Portfolio voted to accept a waiver of BMR's compensation so that the advisory fees paid by Utilities Portfolio during any fiscal year or portion thereof will not exceed on an annual basis 0.65% of average daily net assets up to $500 million and 0.625% on average daily net assets of $500 million and more, which fee declines further on assets of $1 billion and over. For the fiscal year ended December 31, 1997, the Portfolio paid BMR advisory fees equivalent to 0.66% of Utilities Portfolio's average daily net assets for such year.

BMR OR EATON VANCE ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF APPROXIMATELY $25 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Principal Underwriter is a wholly-owned subsidiary of Eaton Vance.

Thomas E. Faust, Jr. has acted as the portfolio manager of the Balanced Portfolio since it commenced operations. Mr. Faust is a Vice President of Eaton Vance and of BMR and manages other Eaton Vance portfolios.

Timothy O'Brien has acted as the portfolio manager of the Utilities Portfolio since January 1995. Mr. O'Brien joined Eaton Vance as a Vice President on April 25, 1994. Prior to joining Eaton Vance, he served as a Vice President of Loomis, Sayles & Co.

Duncan W. Richardson has acted as the portfolio manager of the Growth & Income Portfolio since it commenced operations. Mr. Richardson is a Vice President of Eaton Vance and of BMR and manages other Eaton Vance portfolios.

Edward E. Smiley, Jr. became the portfolio manager of the Special Investment Portfolio as well as a Vice President of Eaton Vance and BMR on November 1, 1996. Prior to joining Eaton Vance, Mr. Smiley was a Senior Product Manager, Equity Management for Trade-Street Investment Associates, Inc., a wholly-owned subsidiary of NationsBank.

BMR places the portfolio transactions of the Portfolios for execution with many broker-dealer firms and uses its best efforts to obtain execution of such transactions at prices which are advantageous to a Portfolio and at reasonably competitive commission rates. Subject to the foregoing, BMR may consider sales of shares of the Funds or of other investment companies sponsored by BMR or Eaton Vance as a factor in the selection of broker-dealer firms to execute portfolio transactions. The Trust, each Portfolio and BMR have adopted Codes of Ethics relating to personal securities transactions. The Codes permit Eaton Vance personnel to invest in securities (including securities that may be purchased or held by a Portfolio) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes.

The Trust has retained the services of Eaton Vance to act as Administrator of the Funds. The Trust has not retained the services of an investment adviser since the Trust seeks to achieve each Fund's investment objective by investing the Fund's assets in the corresponding Portfolio. As Administrator, Eaton Vance provides the Funds with general office facilities and supervises the overall Fund administration. For these services Eaton Vance currently receives no compensation. The Trustees of the Trust may determine, in the future, to compensate Eaton Vance for such services.

Like most mutual funds, the Funds and the Portfolios rely on computers in conducting daily business and processing information. There is a concern that on January 1, 2000 some computer programs will be unable to recognize the new year and as a consequence computer malfunctions will occur. The Administrator is taking steps that it believes are reasonably designed to address this potential problem and to obtain satisfactory assurance from other service providers to the Funds and Portfolios that they are also taking steps to address the issue. There can, however, be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds, the Portfolios or shareholders.

The Portfolios and the Funds, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by BMR under the investment advisory agreement, by Eaton Vance under the administrative services agreement, or by the Principal Underwriter under the distribution agreement.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a Service Plan (the "Class A Plan") for each Fund's Class A shares that is designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. THE CLASS A PLAN PROVIDES THAT CLASS A MAY MAKE SERVICE FEE PAYMENTS FOR PERSONAL SERVICES AND/OR THE MAINTENANCE OF SHAREHOLDER ACCOUNTS TO THE PRINCIPAL UNDERWRITER, FINANCIAL SERVICE FIRMS ("AUTHORIZED FIRMS") AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF ITS AVERAGE DAILY NET ASSETS FOR ANY FISCAL YEAR. The Trustees of the Trust have initially implemented the Class A Plan by authorizing Class A to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed .25% of its average daily net assets for any fiscal year which is based on the value of Class A shares sold by such persons and remaining outstanding for at least twelve months. During the fiscal year ended December 31, 1997, each Fund's Class A (which was then a separate series fund) paid or accrued service fees as follows (as an annualized percentage of average daily net assets): Balanced Fund (0.098%); Growth & Income Fund (0.11%); Special Equities Fund (0.104%); and Utilities Fund (0.23%).

The Trust has also adopted compensation-type Distribution Plans ("Class B Plan" and "Class C Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act") for each Fund's Class B and Class C shares. Each Plan is designed to permit an investor to purchase shares through an Authorized Firm without incurring an initial sales charge and at the same time permit the Principal Underwriter to compensate Authorized Firms in connection therewith. UNDER SUCH PLANS, CLASS B AND CLASS C EACH PAYS THE PRINCIPAL UNDERWRITER A FEE, ACCRUED DAILY AND PAID MONTHLY, AT AN ANNUAL RATE NOT EXCEEDING .75% OF ITS AVERAGE DAILY NET ASSETS TO FINANCE THE DISTRIBUTION OF ITS SHARES. Such fees compensate the Principal Underwriter for sales commissions paid by it to Authorized Firms on the sale of Class B and Class C shares and for interest expenses. Under the Class B Plan, the Principal Underwriter uses its own funds to pay sales commissions (except on exchange transactions and reinvestments) to Authorized Firms at the time of sale equal to 4% of the purchase price of the Class B shares sold by such Firms. Under the Class C Plan, the Principal Underwriter currently expects to pay to an Authorized Firm (a) sales commissions (except on exchange transactions and reinvestments) at the time of sale equal to .75% of the purchase price of the shares sold by such Firm, and
(b) monthly sales commissions approximately equivalent to 1/12 of .75% of the value of Class C shares sold by such Firm and remaining outstanding for at least one year. During the first year after a purchase of Class C shares, the Principal Underwriter will retain the sales commission as reimbursement for the sales commissions paid to Authorized Firms at the time of sale. CDSCs paid to the Principal Underwriter will be used to reduce amounts owed to it. Because payments to the Principal Underwriter under the two Plans are limited, uncovered distribution charges (sales commissions due the Principal Underwriter plus interest, less CDSCs received by it) may exist indefinitely.

THE CLASS B AND CLASS C PLANS ALSO AUTHORIZE EACH CLASS TO MAKE PAYMENTS OF SERVICE FEES TO THE PRINCIPAL UNDERWRITER, AUTHORIZED FIRMS AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF ITS AVERAGE DAILY NET ASSETS FOR PERSONAL SERVICES, AND/OR THE MAINTENANCE OF SHAREHOLDER ACCOUNTS. Under the Class B Plan, this fee is paid quarterly in arrears based on the value of Class B shares sold by such persons and remaining outstanding for at least twelve months. Under the Class C Plan, the Principal Underwriter currently expects to pay to an Authorized Firm (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to .25% of the purchase price of the Class C shares sold by such Firm, and (b) monthly service fees approximately equivalent to 1/12 of .25% of the value of Class C shares sold by such Firm and remaining outstanding for at least one year. During the first year after a purchase of Class C shares, the Principal Underwriter will retain the service fee as reimbursement for the service fee payment made to Authorized Firms at the time of sale.

The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives sell or are expected to sell significant amounts of shares. In addition, the Principal Underwriter may from time to time increase or decrease the sales commissions payable to Authorized Firms. The Principal Underwriter may also at times allow discounts on the sale of Class A shares up to the full sales charge. During periods when the discount includes the full sales charge, Authorized Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of its shares at any time. In determining whether any such action should be taken, the Trust's management intends to consider all relevant factors, including (without limitation) the size of the Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and, in the case of Class B and Class C shares, the amount of uncovered distribution charges of the Principal Underwriter. The Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder's ability to redeem shares.

VALUING SHARES
EACH FUND VALUES ITS SHARES ONCE EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Each Class's net asset value per share is determined by the Trust's custodian, Investors Bank & Trust Company ("IBT"), (as agent for the Trust) in the manner authorized by the Trustees of the Trust. The net asset value of each Class is computed by dividing the value of that Class's pro rata share of each Fund's total assets, less its liabilities, by the number of shares of that Class outstanding. Because each Fund invests its assets in an interest in its corresponding Portfolio, each Class's net asset value will reflect the value of each Fund's interest in the Portfolio (which in turn, reflects the underlying value of the Portfolio's assets and liabilities).

Authorized Firms must communicate an investor's order to the Principal Underwriter by a specific time each day to receive that day's public offering price per share. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter. Each Fund has approved the acceptance of purchase and redemption orders as of the time of their receipt by certain Authorized Firms (or their designated intermediaries).

Each Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio) in the manner authorized by the Trustees of the Portfolio. Net asset value is computed by subtracting the liabilities of a Portfolio from the value of its total assets.

SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.

HOW TO BUY SHARES
SHARES OF THE FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR ACCEPTABLE SECURITIES. Class A shares are purchased at the effective public offering price, which price is based on the effective net asset value per share plus the applicable sales charge. The sales charge is divided between the Authorized Firm and the Principal Underwriter. Class B and Class C shares are purchased at the net asset value per share next determined after an order is effective. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm. The Trust may suspend the offering of shares at any time and may refuse an order for the purchase of shares.

An initial investment must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Trust's Transfer Agent (the "Transfer Agent") as follows:
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services."

In connection with employee benefit or other continuous group purchase plans, a Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Trust as described below under "How to Redeem Shares."

CLASS A SHARES. The sales charge may vary depending on the size of the purchase and the number of shares of Class A shares of Eaton Vance funds the investor may already own, any arrangement to purchase additional shares during a 13-month period or special purchase programs. Complete details of how investors may purchase shares at reduced sales charges under a Statement of Intention or Right of Accumulation are available from Authorized Firms or the Principal Underwriter.

The current sales charges and dealer commissions are:

                                     Sales        Sales          Dealer
                                    Charge        Charge       Commission
                                as Percentage  as Percentage  as Percentage
                                 of Offering     of Amount     of Offering
Amount of Purchase                   Price       Invested         Price
---------------------------------------------------------------------------
Less than $50,000                    5.75%         6.10%          5.00%
$50,000 but less than $100,000       4.75          4.99           4.00
$100,000 but less than $250,000      3.75          3.90           3.00
$250,000 but less than $500,000      3.00          3.09           2.55
$500,000 but less than $1,000,000    2.00          2.04           1.75
$1,000,000 or more                   0.00*         0.00*        See Below**

     *No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1% will be imposed on such investments in the event of certain redemptions within 12 months of purchase.
    **A commission on sales of $1 million or more will be paid as follows:
      1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts from $3 million but less than $5 million; plus 0.25% on amounts of $5 million or more. Purchases of $1 million or more will be aggregated over a 12-month period for purposes of determining the commission to be paid.

Class A shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds, including the Portfolio; to clients and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to registered representatives and employees of Authorized Firms and bank employees who refer customers to registered representatives of Authorized Firms; to officers and employees of IBT and the Transfer Agent; and to such persons' spouses and children under the age of 21 and their beneficial accounts. Class A shares may also be issued at net asset value (1) in connection with the merger of an investment company or series thereof with the Fund, (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the Investment Adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code") ("Eligible Plans"), and "rabbi trusts." The Trust's Principal Underwriter may pay commissions to Authorized Firms who initiate and are responsible for purchases of Class A shares of the Fund by Eligible Plans of up to 1.00% of the amount invested in such shares.

ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Administrator, in exchange for Fund shares. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities divided by the applicable public offering price of Class A shares or net asst value of Class B and Class C shares on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities, but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.

Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

IN THE CASE OF BOOK ENTRY:                                IN THE CASE OF PHYSICAL DELIVERY:
Deliver through Depository Trust Co.                      Investors Bank & Trust Company
Broker #2212                                              Attention: Eaton Vance [indicate Fund name and
Investors Bank & Trust Company                            Class]
For A/C Eaton Vance [indicate Fund name and Class]        Physical Securities Processing Settlement Area
                                                          200 Clarendon Street
                                                          Boston, MA 02116

Investors who are contemplating an exchange of securities for shares, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities. Eaton Vance reserves the right to reject any securities. Exchanging securities for shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities.

IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.

HOW TO REDEEM SHARES
A SHAREHOLDER MAY REDEEM FUND SHARES IN ONE OF THREE WAYS -- BY MAIL, BY TELEPHONE OR THROUGH AN AUTHORIZED FIRM. The redemption price will be based on the net asset value per share next computed after a redemption request is received in the proper form as described below. Within seven days after receipt of a redemption request in good order by the Transfer Agent, the Trust will make payment in cash for the net asset value of the shares as of the date determined above, reduced by the amount of any applicable CDSC (described below) and federal income tax required to be withheld.

REDEMPTION BY MAIL. Shares may be redeemed by delivering to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. Good order means that all relevant documents must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a Commission regulation and acceptable to the Transfer Agent. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

REDEMPTION BY TELEPHONE. Shares may be redeemed by telephone provided the investor has not disclaimed in writing the use of the privilege. Such redemptions can be effected by calling the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). The proceeds of a telephone redemption may be no greater than the maximum amount established by the Principal Underwriter (currently $50,000) and may be mailed only to the account address of record. Shares held by corporations, trusts or certain other entities, or subject to fiduciary arrangements, may not be redeemed by telephone. Neither the Trust, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated by telephone are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone redemption may be difficult to implement.

REDEMPTION THROUGH AN AUTHORIZED FIRM. To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after the Principal Underwriter, as the Trust's agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to the Principal Underwriter. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

While normally payments will be made in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of a Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn from its corresponding Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

If shares were recently purchased, the proceeds of a redemption will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions may result in a taxable gain or loss.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemptions would be required if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.

CONTINGENT DEFERRED SALES CHARGE. Each class of shares is subject to a CDSC on certain redemptions. The CDSC is calculated based on the lower of the net asset value at the time of purchase or the time of redemption. Shares acquired through the reinvestment of distributions are exempt. Redemptions are made first from shares in the account which are not subject to a CDSC.

In calculating a CDSC upon the redemption of shares acquired in an exchange, the shares are deemed to have been acquired at the time of the original purchase of the exchanged shares and, in the case of Class B shares, the CDSC schedule applicable to the exchanged shares will apply to the acquired shares. No CDSC is imposed on shares sold to Eaton Vance or its affiliates, or to their respective employees or clients. Shares acquired as the result of a merger or liquidation of another Eaton Vance sponsored fund generally will be subject to the same CDSC rate imposed by the prior fund.

CLASS A SHARES. If Class A shares are purchased at net asset value because the purchase amount is $1 million or more, they will be subject to a 1% CDSC if redeemed within 12 months of purchase.

CLASS B SHARES. Class B shares will be subject to the following CDSC schedule:

Year of Redemption
After Purchase                                            CDSC
-------------------------------------------------------------------------------

First or Second                                           5%
Third                                                     4%
Fourth                                                    3%
Fifth                                                     2%
Sixth                                                     1%
Seventh and following                                     0%

Class B CDSC is waived for redemptions (1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Services"), (2) as part of a required minimum distribution from a tax-sheltered retirement plan, or (3) following the death of all beneficial owners of shares, provided the redemption is requested within one year of death (a death certificate and other applicable documents may be required).

CLASS C SHARES. Class C Shares will be subject to a 1% CDSC if redeemed within 12 months of purchase. The Class C CDSC is waived for redemptions (1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Service"), (2) as part of a distribution from a retirement plan qualified under Section 401, 403(b) or 457 of the Code, or (3) as part of a required minimum distribution from other tax-sheltered retirement plans.

REPORTS TO SHAREHOLDERS
EACH FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the independent accountants. Shortly after the end of each calendar year, shareholders will be furnished with information necessary for preparing federal and state tax returns. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE TRANSFER AGENT WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE TRUST'S RECORDS. This account is a complete record of all transactions which at all times shows the balance of shares owned. The Trust will not issue share certificates except upon request.

Each time a transaction takes place in a shareholder's account, the shareholder will receive a statement showing complete details of the transaction and the current balance in the account. In the case of Total Return Fund, statements will be sent at least quarterly. THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS IN SHARES BY SENDING A CHECK FOR $50 OR MORE to the Transfer Agent.

Any questions concerning a shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 (please provide the name of the shareholder, the Fund and the account number).

THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Trust's dividend-disbursing agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123. The currently effective option will appear on each account statement.

SHARE OPTION -- Dividends and capital gains will be reinvested in additional shares.

INCOME OPTION -- Dividends will be paid in cash, and capital gains will be reinvested in additional shares.

CASH OPTION -- Dividends and capital gains will be paid in cash.

The SHARE OPTION will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under federal income tax laws.

If shareholder communications are returned by the United States Postal Service or other delivery service as not deliverable, the distribution option on the account will be automatically changed to the SHARE OPTION until such time as the shareholder selects a different option. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

"STREET NAME" ACCOUNTS. If Fund shares are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Trust and its Transfer Agent. Since the Trust will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another Authorized Firm or to an account directly with the Trust involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an Authorized Firm, or transferring the account to another Authorized Firm, an investor wishing to reinvest distributions should determine whether the Authorized Firm which will hold the shares allows reinvestment of distributions in "street name" accounts.

THE EATON VANCE EXCHANGE PRIVILEGE
Shares of each Fund currently may be exchanged for shares of the same class of one or more other funds in the Eaton Vance Group of Funds. Class A shares may also be exchanged for shares of Eaton Vance Cash Management Fund, Eaton Vance Income Fund of Boston and Eaton Vance Tax Free Reserves. Class B shares may also be exchanged for shares of Eaton Vance Prime Rate Reserves, which are subject to an early withdrawal charge, or shares of Eaton Vance Money Market Fund, which are subject to a CDSC, and shares of a money market fund sponsored by an Authorized Firm and approved by the Principal Underwriter (an "Authorized Firm fund"). Class C shares may also be exchanged for shares of Eaton Vance Money Market Fund and EV Classic Senior Floating-Rate Fund. Any such exchange will be made on the basis of the net asset value per share of each fund/class at the time of the exchange (plus, in the case of an exchange made within six months of the date of purchase of Class A shares subject to an initial sales charge, an amount equal to the difference, if any, between the sales charge previously paid on the shares being exchanged and the sales charge payable on the shares being acquired). Exchange offers are available only in states where shares of the fund being acquired may be legally sold. Exchanges are subject to any restrictions or qualifications set forth in the current prospectus of any such fund.

Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Trust does not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve-month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.

The Transfer Agent makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Shares"). Consult the Transfer Agent for additional information concerning the exchange privilege. Applications and prospectuses of the other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.

No CDSC is imposed on exchanges. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the CDSC applicable to the shares at the time of purchase will apply and the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares, except that time during which shares are held in an Authorized Firm fund will not be credited toward completion of the CDSC period. For the CDSC schedule applicable to the Class B shares (except Class B shares of the Limited Maturity Funds and Prime Rate Reserves), see "How to Redeem Shares." The CDSC or early withdrawal charge schedule applicable to Class B shares of the Limited Maturity Funds and Prime Rate Reserves is 3%, 2.5%, 2% or 1% in the event of a redemption occurring in the first, second, third or fourth year, respectively, after the original share purchase.

Telephone exchanges are accepted by the Transfer Agent provided that the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call the Transfer Agent at 800-262-1122, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Trust, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.

EATON VANCE SHAREHOLDER SERVICES
THE TRUST OFFERS THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the applicable Fund as an expense to all shareholders.

INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of the Fund and specify the Class being purchased may be mailed directly to the Transfer Agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 at any time -- whether or not distributions are reinvested. The name of the shareholder, the Fund and Class and the account number should accompany each investment.

BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from a shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.

WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks. For Class B and Class C shares, any such withdrawals may not in the aggregate exceed 12% annually of the account balance at the time the plan is established. Such amount will not be subject to the Class B or Class C CDSC. See "How to Redeem Shares." A minimum deposit of $5,000 in shares is required. The maintenance of a withdrawal plan concurrently with purchases of additional Class A shares would be disadvantageous because of the sales charge included in such purchases.

STATEMENT OF INTENTION: Purchases of $50,000 or more of Class A shares made over a 13-month period are eligible for reduced sales charges under a Statement of Intention. 5% of the amount to be purchased will be held in escrow in the form of shares registered in the investor's name until the Statement is satisfied or the 13-month period expires. See the Account Application for details.

RIGHT OF ACCUMULATION: Purchases may qualify for reduced sales charges on Class A shares when the current market value of holdings (shares at current offering price), plus new purchases, reaches $50,000 or more. Class A shares of the Eaton Vance funds listed under "The Eaton Vance Exchange Privilege" may be combined under the Statement of Intention and Right of Accumulation.

REINVESTMENT PRIVILEGE: A shareholder who has redeemed shares may reinvest with credit for any CDSC paid on the redeemed shares, any portion or all of the redemption proceeds (plus that amount necessary to acquire a fractional share to round off the purchase to the nearest full share) in the same shares (or for Class A shares in Class A shares of any other Eaton Vance fund), provided that the reinvestment is effected within 60 days after such redemption and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the Trust (or by the Trust's Transfer Agent). To the extent that any shares are sold at a loss and the proceeds are reinvested in shares (or other shares are acquired) within the period beginning 30 days before and ending 30 days after the date of redemption, some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.

TAX-SHELTERED RETIREMENT PLANS: Class A and Class C shares of each Fund are available for purchase in connection with certain tax-sheltered retirement plans. Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the Principal Underwriter. This information should be read carefully and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the Principal Underwriter. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

DISTRIBUTIONS AND TAXES
It is the present policy of each Fund to distribute substantially all of the net investment income allocated to that Fund by its corresponding Portfolio (less the Fund's direct and allocated expenses and class-specific expenses). Utilities Fund makes such distributions monthly, Balanced Fund and Growth & Income Fund make such distributions quarterly, and Special Equities Fund makes such distributions annually. Each Fund distributes at least annually all if its net realized capital gains. A portion of distributions from Balanced Fund, Growth & Income Fund and Utilities Fund will be eligible for the dividends-received deduction for corporations.

Distributions from net investment income, net-short-term gains, and (if applicable) certain foreign exchange gains are taxable to shareholders as ordinary income, whether paid in cash or reinvested in additional Fund shares. Distributions from net long-term gains are taxable to shareholders as such, whether paid in cash or reinvested in additional Fund shares and regardless of the length of time Fund shares have been owned by the shareholder. If shares are purchased shortly before the record date for a distribution, the shareholder will pay full price for the shares and then receive some portion of the price back as a taxable distribution. Certain distributions declared in October, November or December and paid in the following January will be taxable as if received on December 31 of the year in which declared.

Sales charges paid upon a purchase of Class A shares cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of a Fund or of another fund pursuant to a Fund's reinvestment or exchange privilege. Any disregarded or disallowed amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Shareholders will receive annually Forms 1099 to assist in the preparation of their federal and state tax returns for the prior calendar year's distributions, proceeds from the redemption or exchange of Fund shares, and federal income tax (if any) withheld by the Transfer Agent.

Each Fund intends to qualify as a regulated investment company under the Code and to satisfy all requirements necessary to avoid paying federal income taxes on the part of its investment company taxable income (consisting generally of net investment income and net short-term capital gains) and net capital gains that it distributed to shareholders. In satisfying these requirements, each Fund will treat itself as owning its proportionate share of each of its corresponding Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.

As a regulated investment company under the Code, a Fund does not pay federal income or excise taxes to the extent that it distributes to shareholders substantially all of its ordinary income and capital gain net income in accordance with the timing requirements imposed by the Code. As partnerships under the Code, the Portfolios do not pay federal income or excise taxes.

Shareholders should consult with their tax advisers concerning the applicability of state, local or other taxes to an investment in a Fund.

PERFORMANCE INFORMATION
FROM TIME TO TIME, YIELD AND/OR AVERAGE ANNUAL TOTAL RETURN MAY BE ADVERTISED. Current yield is calculated separately for each Class by dividing the net investment income per share during a recent 30-day period by the maximum offering price per share on the last day of the period and annualizing the resulting figure. Average annual total return is determined separately for each Class by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price (including the maximum sales charge for Class A shares; net asset value for Class B and Class C shares) for specified periods, assuming reinvestment of all distributions. Each Fund may also publish annual and cumulative total return figures from time to time.

Each Fund may also furnish total return calculations for each Class which do not take into account any sales charge. Any performance figure which does not take into account a sales charge would be reduced to the extent such charge is imposed. A Fund's performance may be compared in publications to the performance of various indices and investments for which reliable data is available, and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Investors should note that investment results will fluctuate over time, and any presentation of the current yield or total return for any prior periods should not be considered as a representation of what an investment may earn or what the yield or total return may be in any future period.

The following charts reflect the annual investment returns of the Class A shares of each Fund for one-year periods ending December 31 and does not take into account any sales charge which investors may bear. The performance of the predecessor funds of Class B and Class C shares was lower.

                                 BALANCED FUND

                  5 YEAR AVERAGE ANNUAL TOTAL RETURN -- 14.36%
                 10 YEAR AVERAGE ANNUAL TOTAL RETURN -- 13.05%



 1988   1989    1990   1991    1992    1993    1994    1995    1996    1997
 ----   ----    ----   ----    ----    ----    ----    ----    ----    ----

10.68%  20.76%  1.02%  21.28%  6.45%  11.19%  (1.82)%  29.69%  13.61%  21.60%



                              GROWTH & INCOME FUND

                  5 YEAR AVERAGE ANNUAL TOTAL RETURN -- 15.86%
                 10 YEAR AVERAGE ANNUAL TOTAL RETURN -- 14.99%



 1988   1989    1990   1991    1992    1993    1994    1995    1996    1997
 ----   ----    ----   ----    ----    ----    ----    ----    ----    ----

15.01%  28.92%  0.59%  21.45%  6.93%   4.19%  (4.12)%  32.77%  20.20%  30.93%


                              SPECIAL EQUITIES FUND

                  5 YEAR AVERAGE ANNUAL TOTAL RETURN -- 9.76%
                 10 YEAR AVERAGE ANNUAL TOTAL RETURN -- 13.75%



 1988   1989    1990   1991    1992    1993    1994    1995    1996    1997
 ----   ----    ----   ----    ----    ----    ----    ----    ----    ----

11.21%  23.57%  2.50%  57.33%  2.71%   1.14%  (9.60)%  23.31%  23.76%  14.18%


                              UTILITIES FUND

                  5 YEAR AVERAGE ANNUAL TOTAL RETURN -- 8.77%
                 10 YEAR AVERAGE ANNUAL TOTAL RETURN -- 11.62%



 1988   1989    1990   1991    1992    1993    1994    1995    1996    1997
 ----   ----    ----   ----    ----    ----    ----    ----    ----    ----

11.94%  33.46%  0.15%  23.61%  6.60%   9.49% (12.28)%  27.54%   7.00%  16.18%

[LOGO]                Investing
EATON VANCE           for the
=================     21st
     Mutual Funds     Century



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EATON VANCE BALANCED FUND
EATON VANCE GROWTH & INCOME FUND
EATON VANCE SPECIAL EQUITIES FUND
EATON VANCE UTILITIES FUND


PROSPECTUS
MAY 1, 1998


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PORTFOLIO INVESTMENT ADVISER
Boston Management and Research, 24 Federal Street, Boston, MA 02110

ADMINISTRATOR
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116

TRANSFER AGENT
First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123
(800) 262-1122

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA02109



                                                                      COMBEQP5/1